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                                                                   EXHIBIT 10.28

                     FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT

         Fifth Amendment to Employment Agreement, dated as of April 1, 2005 (this "Amendment"), by and between Datascope Corp., a Delaware corporation (the "Corporation"), and Lawrence Saper, an individual residing at 812 Park Avenue, New York, New York (the "Executive").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Corporation and the Executive entered into an Employment Agreement dated as of July 1, 1996, as amended by the Amendment to Employment Agreement dated as of May 30, 2000, the Second Amendment to Employment Agreement dated as of October 31, 2001, the Third Amendment to Employment Agreement dated as of March 13, 2002 and the Fourth Amendment to Employment Agreement dated as of October 1, 2002 (collectively, the "Employment Agreement"); and

         WHEREAS, the Corporation and the Executive desire to further amend the Employment Agreement as set forth below.

         NOW THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties do hereby agree as follows:

         1. Amendments. Effective as of the date hereof, the amount of Adjusted Value accrued as of the date hereof shall be reduced by Five Hundred Thousand Dollars ($500,000), and increases in Adjusted Value on and after the date hereof shall accrue from such reduced amount. Following such reduction, the Adjusted Value as of the date hereof shall be $14,263,067. To reflect the foregoing amendment, Schedule A attached hereto shall amend and restate Schedule A to the Employment Agreement, which sets forth the derivation of the Minimum Retirement Benefit from Adjusted Value.

         2. Employment Agreement. Except as expressly set forth in this Amendment, all other terms and conditions of the Employment Agreement shall remain unchanged and in full force and effect.

         3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

         4. Headings. The headings of the paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any provision of this Amendment.

                         [Signatures on following page]


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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be executed on its behalf as of the date first above written.


                                      DATASCOPE CORP.


                                      By: /s/ Murray Pitkowsky
                                          --------------------



                                      /s/ Lawrence Saper
                                      ------------------
                                      LAWRENCE SAPER



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                                   SCHEDULE A

Schedule A, as modified by Fifth Amendment to Employment Agreement:

                       LUMP
                       SUM                              MINIMUM
                       ACTUARIAL       ADJUSTED         RETIREMENT
          AGE          FACTOR          VALUE            BENEFIT
          ---          ---------       --------         ----------
         76.5           7.004        $14,263,067        $2,036,400
           77           6.850        $14,615,294        $2,133,600
           78           6.549        $15,346,059        $2,343,300
           79           6.257        $16,113,362        $2,575,300
           80           5.975        $16,919,030        $2,831,600
           81           5.703        $17,764,982        $3,115,000
           82           5.442        $18,653,231        $3,427,600
           83           5.191        $19,585,892        $3,773,000
           84           4.951        $20,565,187        $4,153,700

Schedule A, prior to modification by Fifth Amendment to Employment Agreement:

                       LUMP
                       SUM                              MINIMUM
                       ACTUARIAL       ADJUSTED         RETIREMENT
          AGE          FACTOR          VALUE            BENEFIT
          ---          ---------       --------         ----------
         76.5           7.004        $14,763,067        $2,107,800
           77           6.850        $15,127,642        $2,208,400
           78           6.549        $15,884,024        $2,425,400
           79           6.257        $16,678,225        $2,665,500
           80           5.975        $17,512,136        $2,930,900
           81           5.703        $18,387,743        $3,224,200
           82           5.442        $19,307,130        $3,547,800
           83           5.191        $20,272,487        $3,905,300
           84           4.951        $21,286,111        $4,299,400